UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2014

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

Daniel A. Ninivaggi delivered notice of his resignation as the President and Chief Executive Officer of Icahn Enterprises L.P. (“Icahn Enterprises”), effective February 5, 2014. Mr. Ninivaggi will continue to serve as a director of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises, as well as certain affiliates of Icahn Enterprises, including Icahn Enterprises Finance Corp., CVR Refining, L.P, Federal-Mogul Corporation and Tropicana Entertainment, Inc. Mr. Ninivaggi will become Co-Chief Executive Officer of Federal-Mogul Corporation (NASDAQ: FDML), a subsidiary of Icahn Enterprises and a leading global supplier of products and services to the world's manufacturers and servicers of vehicles and equipment in the automotive, light, medium and heavy-duty commercial, marine, rail, aerospace, power generation and industrial markets.

For purposes of Item 5.02(a)(3) of Form 8-K, Icahn Enterprises’ Chief Executive Officer serves as the principal executive officer of the company.

Appointment of Officer

On February 5, 2014, the Board of Directors of Icahn Enterprises, G.P., appointed Keith Cozza, 35, to the positions of President and Chief Executive Officer, effective February 5, 2014.

Mr. Cozza, currently a director of Icahn Enterprises, has been employed by Icahn Enterprises and its affiliates for ten years. Since 2013, Mr. Cozza has served as Executive Vice President of Icahn Enterprises G.P. Inc., the general partner of Icahn Enterprises, and as Chief Operating Officer of Icahn Capital LP, the subsidiary of Icahn Enterprises through which Carl C. Icahn manages investment funds. Since 2006, Mr. Cozza has served as Chief Financial Officer of Icahn Associates Holding LLC, an affiliate of Icahn Enterprises. From 2004 to 2006 Mr. Cozza served as Controller at Icahn Associates Holding LLC. Prior to joining Icahn, Mr. Cozza was a senior assurance associate at Grant Thornton LLP. Mr. Cozza is also a director of: Herbalife Ltd., a nutrition company; CVR Refining, LP, an independent downstream energy limited partnership; and XO Holdings, a competitive provider of telecom services. Mr. Cozza was previously a director of MGM Holdings Inc., an entertainment company focused on the production and distribution of film and television content. Mr. Cozza holds a B.S. in Accounting from the University of Dayton.

There are no arrangements or understandings between Mr. Cozza and any other persons pursuant to which he was selected as an officer and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Cozza is an at-will employee of Icahn Enterprises., and does not have a written employment agreement. Mr. Cozza participates in certain benefit programs and plans of Icahn Enterprises. He is also subject to certain confidentiality, nonsolicit and non-compete policies.

For purposes of Item 5.02(a)(3) of Form 8-K, Icahn Enterprises’ Chief Executive Officer serves as the principal executive officer of Icahn Enterprises.

Item 8.01   Other Events.

On February 6, 2014, Icahn Enterprises issued a press release announcing the resignation of Mr. Ninivaggi and the appointment of Mr. Cozza, a copy of which is attached hereto.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 - Press Release dated February 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

		By:	/s/ SungHwan Cho
Date: February 6, 2014			SungHwan Cho Chief Financial Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

		By:	/s/ SungHwan Cho
Date: February 6, 2014			SungHwan Cho Chief Financial Officer